Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 4, 2011 to the Credit Agreement referenced below is by and among (i) Potlatch Corporation, a Delaware corporation and a REIT (“Potlatch” or the “Company”), (ii) Potlatch Forest Holdings, Inc., a Delaware corporation (“Potlatch Forest”), (iii) Potlatch Land & Lumber, LLC, a Delaware limited liability company and a taxable REIT subsidiary of Potlatch (“Potlatch Land & Lumber”) (collectively, the “Borrowers”), (iv) certain Material Subsidiaries of the Borrowers from time to time party hereto as guarantors (the “Guarantors”), (v) each lender from time to time party hereto, and (vii) Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer.

W I T N E S S E T H

WHEREAS, a revolving credit facility has been established in favor of the Borrowers pursuant to the terms of that Credit Agreement dated as of December 8, 2008 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Guarantors, the Lenders identified therein (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“Second Amendment” means the Second Amendment to this Agreement, dated as of February 4, 2011.

“Second Amendment Effective Date” has the meaning specified in the Second Amendment.

(b) The definition of “Aggregate Commitments” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence contained in such definition and inserting the following new sentence in lieu thereof:

“The Aggregate Commitments as of the Second Amendment Effective Date shall be ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000).”

(c) Section 6.10(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 6.10(b) in lieu thereof:

“(b) Collateral Coverage Ratio. Subject to Section 6.13(b), at all times, the Collateral Coverage Ratio shall be greater than 3.00:1.00.”

(d) Section 6.10(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 6.10(c) in lieu thereof:

“(c) Funded Indebtedness to Capitalization Ratio. At all times the Funded Indebtedness to Capitalization Ratio shall be less than or equal to 70.0%.”

(e) Sections 6.13(b) and (c) and Section 6.14(b) are hereby amended by deleting each reference to “2.25 to 1.0” contained therein and replacing each such reference with “3.00 to 1.0”.

(f) Section 7.01(d) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting the following Section 7.01(d) in lieu thereof:

“(d) obligations (contingent or otherwise) of the Borrowers or any Subsidiary existing or arising under any Swap Contracts, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with purchases, sales, liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;””

(g) Schedule 2.01 to the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 2.01 as set forth in Annex A hereto.

3. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a) the Borrowers, the Guarantors, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to the Administrative Agent;

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(b) the Borrowers shall have paid to the Administrative Agent (or one of its Affiliates, as applicable) (a) a non-refundable cash amendment fee in dollars for distribution to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 12:00 noon (Pacific time) on February 2, 2011, in an amount equal to 20.0 basis points of the Commitments of such Lender outstanding on the Second Amendment Effective Date (after giving effect to this Amendment) and (b) all other fees required to be paid on or before the Second Amendment Effective Date;

(c) the Borrowers shall have paid all reasonable fees, expenses and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Second Amendment Effective Date, plus such additional amounts of reasonable fees, expenses and disbursements of counsel to the Administrative Agent as shall constitute its reasonable estimate of reasonable fees, expenses and disbursements of counsel to the Administrative Agent incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent);

(d) after giving effect to this Amendment, the representations and warranties of the Loan Parties contained in Section 4 of this Amendment, Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, shall be true and correct in all respects) as of such date; and

(e) no Default or Event of Default shall exist and be continuing as of the Second Amendment Effective Date.

4. Representations and Warranties. Each of the Borrowers and the Guarantors hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrowers or the Guarantors or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date) and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or the other Loan Documents on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

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5. No Other Changes; Ratification. Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect. The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6. Costs and Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

7. Counterparts; Facsimile; Email. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy or email (in PDF format) by any party hereto shall be effective as such party’s original executed counterpart.

8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9. Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties.

10. Reaffirmation. Each of the Loan Parties party hereto acknowledges and agrees that it is a Loan Party under the Credit Agreement, that it is bound by all terms of the Credit Agreement applicable to a Borrower or a Guarantor, as applicable, and that it is responsible for the observance and full performance of its respective obligations under the Credit Agreement and the Loan Documents. The Loan Parties agree that this Amendment and any documents executed in connection herewith do not operate to reduce or discharge the Loan Parties’ obligations under the Credit Agreement or the other Loan Documents. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Pledge Agreement and the Timberland Mortgages) and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	POTLATCH CORPORATION,
a Delaware corporation

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

POTLATCH FOREST HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

POTLATCH LAND & LUMBER, LLC,
a Delaware limited liability company

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

GUARANTORS:	PFHI IDAHO INVESTMENT LLC,
a Delaware limited liability company

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

PFPC MCCALL INVESTMENT LLC,
a Delaware limited liability company

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

POTLATCH TIMBERLANDS, LLC,
a Delaware limited liability company

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

POTLATCH LAKE STATES TIMBERLANDS, LLC,
a Delaware limited liability company

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

POTLATCH MINNESOTA TIMBERLANDS, LLC,
a Delaware limited liability company

	By:	/s/ Eric Cremers
	Name:	Eric Cremers
	Title:	Vice President, Finance & CFO

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

POTLATCH WISCONSIN TIMBERLANDS, LLC,
a Delaware limited liability company

By:	/s/ Eric Cremers
Name:	Eric Cremers
Title:	Vice President, Finance & CFO

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

ADMINISTRATIVE AGENT
AND LENDERS:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Anthea Del Blanco
	Name:	Anthea Del Blanco
	Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Managing Director

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Richard J. Ameny, Jr.
Name:	Richard J. Ameny, Jr.
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

WELLS FARGO BANK, N.A.

By:	/s/ Deborah S. Watson
Name:	Deborah S. Watson
Title:	Managing Director

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

COOPERATIEVE CENTRALE RAIFFEISEN – BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL” NEW YORK BRANCH

By:	/s/ Marina Kremer
Name:	Marina Kremer
Title:	Executive Director

By:	/s/ Andrew Sherman
Name:	Andrew Sherman
Title:	Executive Director

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

NORTHWEST FARM CREDIT SERVICES, PCA

By:	/s/ Kerisa Alvis
Name:	Kerisa Alvis
Title:	Account Manager/AVP

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

STERLING SAVINGS BANK

By:	/s/ Colin Duffy
Name:	Colin Duffy
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

UNION BANK, N.A.

By:
Name:
Title:

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

UNITED FCS, FLCA D/B/A FCS COMMERCIAL FINANCE GROUP

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Assistant Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

COBANK, ACB

By:	/s/ Pete Huffine
Name:	Pete Huffine
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

AMERICAN AGCREDIT, FLCA

By:	/s/ Vern Zander
Name:	Vern Zander
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

CAPITAL FARM CREDIT

By:	/s/ Jeff Norte
Name:	Jeff Norte
Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

BADGERLAND FINANCIAL

By:	/s/ Larry Coulthard
Name:	Larry Coulthard
Title:	VP Loan Participation & Capital Markets

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

FARM CREDIT EAST, ACA successor by merger to FIRST PIONEER FARM CREDIT, ACA

By:	/s/ James M. Papai
Name:	James M. Papsi
Title:	Senior Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION

FARMCREDIT SERVICES OF THE MOUNTAIN PLAINS, FLCA

By:	/s/ Bradley K. Leafgren

Name:	Bradley K. Leafgren
Title:	Vice President

SECOND AMENDMENT TO CREDIT AGREEMENT

POTLATCH CORPORATION